UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 1, 2005

MORRIS PUBLISHING GROUP, LLC

(Exact name of registrant as specified in its charter)

Georgia	333-112246	58-1445060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 Broad Street; Augusta, Georgia	30901
(Address of principal executive offices)	(Zip Code)

(706) 724-0851

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 1, 2005, Morris Publishing Group, LLC issued a press release announcing its participation in the JPMorgan Annual High Yield Conference and the availability of an investor slide presentation including guidance for 2005 operating results. A copy of Morris Publishing’s press release is furnished as Exhibit 99.1 and is incorporated herein by reference. A copy of Morris Publishing’s investor slide presentation is furnished as Exhibit 99.2 and is incorporated herein by reference. A copy of the press release and the investor slide presentation will be posted on the Company’s web site at www.morris.com.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

99.1	Press Release of Morris Publishing Group, LLC, dated February 1, 2005.

99.2	Investor slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2005	MORRIS PUBLISHING GROUP, LLC

	By:	/s/ Steve K. Stone
Steve K. Stone Senior Vice President and Chief Financial Officer

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